UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) October 26, 2007

Appalachian Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Georgia	000-21383	58-2242407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

822 Industrial Boulevard, Ellijay, Georgia	30540
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (706) 276-8000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 26, 2007, Appalachian Bancshares, Inc. (the “Company”), the bank holding company for Appalachian Community Bank and Appalachian Community Bank, F.S.B., issued a press release announcing its financial results for the period ended September 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1.

The Company will hold a conference call/webcast on Friday, October 26, 2007, at 11:00 a.m. ET, to discuss its financial results and strategic initiatives, and to answer questions. Listeners will be invited to participate in the question and answer session. Instructions on how to access this conference call/webcast are contained in the press release attached hereto as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure

See Item 2.02 above.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
99.1	Earnings press release for the period ended September 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPALACHIAN BANCSHARES, INC.

By:	/s/ Tracy R. Newton
Tracy R. Newton
President and Chief Executive Officer

Dated: October 26, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Earnings press release for the period ended September 30, 2007.